Tax matters	12 Months Ended
Dec. 31, 2019
Major components of tax expense (income) [abstract]
Tax matters
Tax matters
a) Consolidated Tax Group
Pursuant to current legislation, the Consolidated Tax Group includes Banco Santander, S.A. (as the parent) and the Spanish subsidiaries that meet the requirements provided for in Spanish legislation regulating the taxation of the consolidated profits of corporate groups (as the controlled entities).
The other Group companies file income tax return in accordance with the tax regulations applicable to them.
b) Years open for review by the tax authorities
In 2018 the conformity and non-conformity acts relating to the Corporate Income Tax financial years 2009 to 2011 were formalised. The adjustments signed in conformity had no significant impact on results and, in relation to the concepts signed in disconformity both in this year and in previous years (Corporate Income Tax 2003 to 2007), that have been appealed, Banco Santander, S.A., as the Parent of the Consolidated Tax Group, considers, in accordance with the advice of its external lawyers, that the adjustments made should not have a significant impact on the consolidated financial statements, and there are sound arguments as proof in the appeals filed against them. Consequently, no provision has been recorded for this concept. Following the completion of these actions for 2009 to 2011, subsequent years up to and including 2019 are subject to review. At the date of approval of these accounts, the Corporate Income Tax proceedings for periods not yet prescribed up to and including 2015, and the proceedings relate to other taxes up to and including 2016 are on going.
Likewise, relating the Consolidated Tax Group of which Banco Popular Español S.A.U. was the parent, in 2018 a certificate of conformity was drawn up in a partial proceeding, confirming the 2016 Corporate Income Tax return. During 2019, a certificate of disconformity has been drawn up for 2017 Corporate Income Tax, with no impact on profit, and the final assessment has been appealed. In relation to this Consolidated Tax Group, the years 2010 to 2017 inclusive are subject to review.
The other entities have the corresponding years open for review, pursuant to their respective tax regulations.
Because of the possible different interpretations which can be made of the tax regulations, the outcome of the tax audits of the years reviewed and of the open years might give rise to contingent tax liabilities which cannot be objectively quantified. However, the Group’s tax advisers consider that it is unlikely that such tax liabilities will arise, and that in any event the tax charge arising therefrom would not materially affect the Group’s consolidated financial statements.
c) Reconciliation
The reconciliation of the income tax expense calculated at the tax rate applicable in Spain (30%) to the income tax expense recognised and the detail of the effective tax rate are as follows:

Million euros
	2019	2018	2017
Consolidated profit (loss) before tax:
From continuing operations	12,543	14,201	12,091
From discontinued operations	—	—	—
	12,543	14,201	12,091
Income tax at tax rate applicable in Spain (30%)	3,763	4,260	3,628
By the effect of application of the various tax rates applicable in each country*	243	509	539
Of which:
Brazil	502	719	656
United Kingdom	(80)	(99)	(78)
United States	(71)	(57)	68
Chile	(35)	(35)	(48)
Effect of profit or loss of associates and joint ventures	(97)	(221)	(211)
Effect of deduction of goodwill in Brazil	—	—	(164)
Effect of reassessment of deferred taxes	(612)	—	(282)
Permanent differences**	1,130	338	374
Current income tax	4,427	4,886	3,884
Effective tax rate	35.29%	34.40%	32.12%
Of which:
Continuing operations	4,427	4,886	3,884
Discontinued operations (Note 37)	—	—	—
Of which:
Current taxes	3,962	4,763	3,777
Deferred taxes	465	123	107
Income tax (receipts)/payments	2,593	3,342	4,137

*
Calculated by applying the difference between the tax rate applicable in Spain and the tax rate applicable in each jurisdiction to the profit or loss contributed to the Group by the entities which operate in each jurisdiction.

**	Including the impairment of goodwill in Santander UK in 2019 and the recognition of tax credits in Portugal in 2018.
d) Tax recognised in equity
In addition to the income tax recognised in the consolidated income statement, the Group recognised the following amounts in consolidated equity in 2019, 2018 and 2017:

Million euros
	2019	2018*	2017
Other comprehensive income
Items not reclassified to profit or loss	500	(225)	60
Actuarial gains or (-) losses on defined benefit pension plans	499	(199)	60
Changes in the fair value of equity instruments measured at fair value through other comprehensive income	(42)	—
Financial liabilities at fair value with changes in results attributable to changes in credit risk	43	(26)
Items that may be reclassified to profit or loss	(832)	124	—
Cash flow hedges	(17)	(50)	108
Changes in the fair value of debt instruments through other comprehensive income	(811)	167
Financial assets available for sale			(97)
Debt instruments			(366)
Equity instruments			269
Other recognised income and expense of investments in subsidiaries, joint ventures and associates	(4)	7	(11)
Total	(332)	(101)	60

*	See reconciliation of IAS 39 as of 31 December 2017 to IFRS 9 as of 1 January, 2018 (Note 1.d).
e) Deferred taxes
Tax assets in the consolidated balance sheets includes debit balances with the Public Treasury relating to deferred tax assets. Tax liabilities includes the liability for the Group’s various deferred tax liabilities.
On 26 June, 2013, the Basel III legal framework was included in European law through Directive 2013/36 (CRD IV) and Regulation 575/2013 on prudential requirements for credit institutions and investment firms (CRR), directly applicable in every member state as from 1 January 2014, albeit with a gradual timetable with respect to the application of, and compliance with, various requirements.
This legislation establishes that deferred tax assets, the use of which relies on future profits being obtained, must be deducted from regulatory capital.
In this regard, pursuant to Basel III, in recent years several countries have amended their tax regimes with respect to certain deferred tax assets so that they may continue to be considered regulatory capital since their use does not rely on the future profits of the entities that generate them (referred to hereinafter as “monetizable tax assets”).
Italy had a very similar regime to that described above, which was introduced by Decree-Law no. 225, of 29 December 2010, and amended by Law no. 10, of 26 February 2011. In addition, in 2013 in Brazil, by means of Provisional Measure no. 608, of 28 February 2013 and, in Spain, through Royal Decree-Law 14/2013, of 29 November confirmed by Law 27/2014, of 27 November tax regimes were established whereby certain deferred tax assets (arising from provisions to allowances for loan losses in Brazil and provisions to allowances for loan losses, provisions to allowances for foreclosed assets and provisions for pension and pre-retirement obligations in Spain) may be converted into tax receivables in specific circumstances. As a result, their use does not rely on the entities obtaining future profits and, accordingly, they are exempt from deduction from regulatory capital.
In 2015 Spain completed its regulations on monetizable tax assets with the introduction of a financial contribution which will involve the payment of 1.5% for maintaining the right to monetise which will be applied to the portion of the deferred tax assets that qualify under the legal requirements as monetizable assets generated prior to 2016.
In a similar manner, Italy, by decree of 3 May 2016 has introduced a fee of 1.5% annually to maintain the monetizable of part of the deferred tax assets.
The detail of deferred tax assets, by classification as monetizable or non-monetizable assets, and of deferred tax liabilities at 31 December 2019, 2018 and 2017 is as follows:

Million euros
	2019		2018		2017
	Monetizable* **	Other	Monetizable* **	Other	Monetizable* **	Other
Tax assets:	11,233	11,525	10,866	12,392	11,046	12,164
Tax losses and tax credits	—	3,428	—	4,276	—	4,457
Temporary differences	11,233	8,097	10,866	8,116	11,046	7,707
Of which:
Non-deductible provisions	—	2,751	—	2,613	—	2,336
Valuation of financial instruments	—	400	—	609	—	530
Loan losses	7,645	1,086	7,279	1,308	7,461	1,159
Pensions	3,587	1,009	3,587	632	3,585	723
Valuation of tangible and intangible assets	—	1,317	—	1,215	—	1,077

Tax liabilities:	—	6,522	—	5,568	—	4,837
Temporary differences	—	6,522	—	5,568	—	4,837
Of which:
Valuation of financial instruments	—	2,073	—	1,168	—	1,207
Valuation of tangible and intangible assets	—	1,962	—	1,503	—	1,256
Investments in Group companies	—	831	—	880	—	808

*	Not deductible from regulatory capital.

**
As the circumstances of the aforementioned regulations were met, Banco Popular Español, S.A.U. requested the conversion of part of its monetizable assets in 2016 income tax return (EUR 486 million conversion approved in 2018) and in 2017 income tax form (EUR 995 million, in this case Spanish tax authorities have expressly confirmed the nature of the assets as monetizable, but it considers that conditions for conversion are not met at the end of 2017, without prejudice to the conversion in future years).

The Group only recognises deferred tax assets for temporary differences or tax loss and tax credit carryforwards where it is considered probable that the consolidated entities that generated them will have sufficient future taxable profits against which they can be utilised.
The deferred tax assets and liabilities are reassessed at the reporting date in order to ascertain whether any adjustments need to be made on the basis of the findings of the analyses performed.
These analyses take into consideration all evidence, both positive and negative, of the recoverability of such deferred tax assets, among which we can find, (i) the results generated by the different entities in previous years, (ii) the projections of results of each entity or fiscal group, (iii) the estimation of the reversal of the different temporary differences according to their nature and (iv) the period and limits established under the applicable legislation of each country for the recovery of the different deferred tax assets, thus concluding on the ability of each entity or fiscal group to recover the deferred tax assets registered.
The projections of results used in this analysis are based on the financial budgets approved by both the local directions of the corresponding units and by the Group's administrators. The Group's budget estimation process is common for all units. The Group's management prepares its financial budgets based on the following key assumptions:

a.
Microeconomic variables of the entities that make up the fiscal group in each location: the existing balance structure, the mix of products offered and the commercial strategy at each moment defined by local directions are taken into account, based on the competition, regulatory and market environment.

b.
Macroeconomic variables: estimated growths are based on the evolution of the economic environment considering the expected evolution in the Gross Domestic Product of each location, and the forecasts of interest rates, inflation and exchange rates fluctuations. These data is provided by the Group’s Studies Service, based on external sources of information.

Additionally, the Group performs retrospective contrasts (backtesting) on the variables projected in the past. The differential behavior of these variables with respect to the real market data is considered in the projections estimated in each fiscal year. Thus, and in relation to Spain, the deviations identified by the Directors in recent past years are due to non-recurring events outside the operation of the business, such as the impacts due to the first application of new regulations, the costs assumed for the acceleration of the restructuring plans and the changing effect of the current macroeconomic environment.
Finally, and given the degree of uncertainty of these assumptions, the Group conducts a sensitivity analysis of the most significant assumptions considered in the deferred tax assets’ recoverability analysis, considering any reasonable change in the key assumptions on which the projections of results of each entity or fiscal group and the estimation of the reversal of the different temporary differences are based. In relation to Spain, the sensitivity analysis has consisted of adjusting 50 basis points for growth (gross domestic product) and adjusting 50 basis points for inflation. Following the sensitivity analysis performed, the Group does not estimate significant variations in its future taxable income, in relation to its deferred tax assets.
Relevant information is set forth below for the main countries which have recognised deferred tax assets:
Spain
The deferred tax assets recognised at the Consolidated Tax Group total EUR 12,511million, of which EUR 7,422 million were for monetizable temporary differences with the right to conversion into a credit against the Public Finance, EUR 2,330 million for other temporary differences and EUR 2,759 million for tax losses and credits.
The Group estimates that the recognised deferred tax assets for temporary differences will be recovered in a maximum period of 15 years. This period would also apply to the recovery of the recognised tax loss and tax credit carryforwards.
Brazil
The deferred tax assets recognised in Brazil total EUR 6,120 million, of which EUR 3,615 million were for monetizable temporary differences, EUR 2,402 million for other temporary differences and EUR 103 million for tax losses and credits.
The Group estimates that the recognised deferred tax assets for temporary differences, tax losses and credits will be recovered in approximately 10 years.
United States
The deferred tax assets recognised in the United States total EUR 1,303 million, of which EUR 940 million were for temporary differences and EUR 363 million for tax losses and credits.
The Group estimates that the recognised deferred tax assets for temporary differences, tax losses and credits will be recovered in a period of 15 years.
The changes in Tax assets - Deferred and Tax liabilities - Deferred in the last three years were as follows:

Million euros
	Balances at 31 December 2018	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisition for the year (net)	Balances at 31 December 2019
Deferred tax assets	23,258	215	(610)	(92)	(13)	22,758
Tax losses and tax credits	4,276	(301)	(548)	—	—	3,427
Temporary differences	18,982	516	(62)	(92)	(13)	19,331
Of which: monetizable	10,866	427	(60)	—	—	11,233
Deferred tax liabilities	(5,568)	(680)	92	(366)	—	(6,522)
Temporary differences	(5,568)	(680)	92	(366)	—	(6,522)
	17,690	(465)	(518)	(458)	(13)	16,236

Million euros
	Balances at 31 December 2017	IFRS 9 Adoption impact (Balance at January 1, 2018)	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisition for the year (net)	Balances at 31 December 2018
Deferred tax assets	23,210	680	241	(807)	149	(215)	23,258
Tax losses and tax credits	4,457	—	(128)	1	—	(54)	4,276
Temporary differences	18,753	680	369	(808)	149	(161)	18,982
Of which: monetizable	11,046	273	391	(844)	—	—	10,866
Deferred tax liabilities	(4,837)	—	(364)	(114)	(315)	62	(5,568)
Temporary differences	(4,837)	—	(364)	(114)	(315)	62	(5,568)
	18,373	680	(123)	(921)	(166)	(153)	17,690

Million euros
	Balances at 31 December 2016	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisitions for the year (net)	Balances at 31 December 2017
Deferred tax assets	21,264	(675)	(756)	(1)	3,378	23,210
Tax losses and tax credits	4,934	(279)	(205)	—	7	4,457
Temporary differences	16,330	(396)	(551)	(1)	3,371	18,753
Of which: monetizable	9,649	(185)	(455)	—	2,037	11,046
Deferred tax liabilities	(5,694)	568	414	19	(144)	(4,837)
Temporary differences	(5,694)	568	414	19	(144)	(4,837)
	15,570	(107)	(342)	18	3,234	18,373

Also, the Group did not recognise deferred tax assets relating to tax losses, tax credits for investments and other incentives amounting to approximately EUR 6,700 million, the use of which EUR 370 million is subject, among other requirements, to time limits.
f) Tax reforms
The following significant tax reforms were approved in 2019 and previous years:
The Tax Cuts and Jobs Act (the 2017 Act) was approved in the United States on 22 December 2017. The main amendments introduced in this tax regulation affected the US corporate tax rates, some business-related exclusions and deductions and credits. Likewise, this amendment entailed a tax impact for many companies that operate internationally. The main impact is derived from the decrease in the federal tax rate that was reduced from 35% to 21%, which affected both the amount and estimation of the recoverability of deferred tax assets and liabilities during 2017 as well as the profit after tax from 2018. The estimated impact on the Group, arisen from the affected subsidiaries, which was already recorded as of 31 December 2017, did not represent a significant amount in the attributable profit.
On 29 December 2017, Law No. 27430 on the reform of the Argentine tax system was published, whose main measures entered into force on 1 January, 2018, therefore it had no effect on the Group’s accounts in 2017. Among other measures, it is established a gradual reduction of the income tax from the 35% applicable until 2017, to 30% in 2018 and 2019, and up to 25% in 2020 and ahead, which is complemented by a dividend withholding of 7% for those distributed with a charge to 2018 and 2019 financial years, and 13% if distributed with a charge to 2020 onwards.
On December 2016, the Royal Decree-Law 3-2016 was approved in Spain under which the following tax measures were adopted , among others,: (i) The limit for the integration of deferred monetizable tax assets, as well as for set-off for the negative tax was reduced (the limit was reduced from 70% to 25% of the tax base), (ii) this regulation set out a new limit of 50% of the tax rate for the application of deductions in order to avoid double taxation, (iii) this regulation also set out the compulsory impairment reversion for deductible participations in previous years by one fifths independently from the recovery of the participated, and (iv) the regulation included the non-deductibility of the losses generated from the transmission of participations performed from 1 January 2017.
In the United Kingdom, a progressive reduction was approved in 2016 regarding the tax rate of the Corporate Tax, from 20% to 17%. The applicable rate from 1 April, 2017 is 19% and it will be 17% from 1 April 2020. Also, in 2015, a surcharge of 8% on the standard income tax rate for bank profits was approved. This surcharge applies from 1 January 2016. In addition, from 2015 customer remediation payments are no longer considered to be tax-deductible.
In Brazil, in 2015, there was also an increase for insurance and financial companies and in the rate of the Brazilian social contribution tax on net income ("Contribuição Social sobre o Lucro Líquido"; CSLL) from 15% to 20% (applicable from 1 September, 2015 to 31 December 2018). Since 1 January, 2019, the tax rate is 15% again, as a result of which the income tax rate (25)% plus the CSLL rate total 40% for those companies. The main change in 2019 was the approval on 12 November of Constitutional Amendment 103/19 modifying the social security system, which includes, among other measures, an increase in the CSLL tax rate for credit institutions from 15% to 20%, effective 1 March 2020. This increase lifted the aggregate tax rate -sum of CSLL and the corporate income tax (Imposto de Renda Pessoa Jurídica; IRPJ)- for credit institutions from 40% to 45%.
In Argentina, the Law Num. 27541 (B.O.E. of 23 December 2019), on Social Solidarity and Production Reactivation in the Context of the Public Emergency, have introduced various modifications to the Argentinean tax system to increase tax receipts. The main amendments are the delay of previously approved lowering of the corporate tax rate from 30% to 25% (scheduled to take effect on 1 January 2020), as well as increasing in dividend withholdings from 7% to 13% (pushed back to 1 January 2021). Additionally the adjustment for tax inflation that was to be applied on a transitional basis in 1/3 of 2019, with the remaining two-thirds pending application in equal parts in 2020 and 2021, has been lowered to 1/6 in 2019, with the rest being deferred over the next five years. The same deferral rule will apply if there is an inflation adjustment in 2020.
On 27 November 2019 has entered into force the Protocol amending the Convention between the United States of America and the kingdom of Spain for the Avoidance of Double Taxation (DTT). The revision of the Convention introduces substantial reductions in the withholding rates that apply to different types of income, highlighting the reduction of the withholding rate on dividends to 5% for shareholdings of more than 10%, the elimination of withholding for shareholdings greater than 80% and elimination of withholding at source on interests and royalties.
g) Other information
In compliance with the disclosure requirement established in the Listing Rules Instrument 2005 published by the UK Financial Conduct Authority, it is hereby stated that shareholders of the Bank resident in the United Kingdom will be entitled to a tax credit for taxes paid abroad in respect of withholdings that the Bank has to pay on the dividends to be paid to such shareholders if the total income of the dividend exceeds the amount of exempt dividends of GBP 2,000 for the year 2019/20. The shareholders of the Bank resident in the United Kingdom who hold their ownership interest in the Bank through Santander Nominee Service will be informed directly of the amount thus withheld and of any other data they may require to complete their tax returns in the United Kingdom. The other shareholders of the Bank resident in the United Kingdom should contact their bank or securities broker.
Banco Santander, S.A. is part of the Large Business Forum and has adhered since 2010 to the Code of Good Tax Practices in Spain. Also Santander UK is a member of the HMRC’s Code of Practice on Taxation in the United Kingdom, actively participating in both cases in the cooperative compliance programs being developed by these Tax Administrations.